Item 77C

BT INVESTMENT FUNDS

Registrant incorporates by reference Registrant's Proxy Statement dated June 2002, filed on June 12, 2002 on behalf of International Equity Fund Investment Class and Classes A, B and C (Accession No. 0000950130-02-004319). Registrant also incorporates by reference Registrant's Proxy Statement dated June 2002 filed on June 17, 2002 on behalf of Global Equity Fund (Accession No. 0000950130-02-004414).

Registrant incorporates by reference Registrant's Annual Report dated August 31, 2002 filed on December 30, 2002 (Accession No. 0000088053-02-001367) which details the matters proposed to shareholders and the shareholder votes cast. The proxy results for Global Equity Fund are as follows:

              SHAREHOLDER RESPONSE SUMMARY REPORT                                                                             Page 1
                   DEUTSCHE ASSET MANAGEMENT
                 BT INVESTMENT FUNDS ('TRUST')
                         July 30, 2002                                    FINAL
                                                                              % of Outstanding                  % of Shares
                                             No. of Shares                         Shares                         Present

I. To elect eleven Trustees of the Trust and the Portfolios to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

                                                 Richard R. Burt

Affirmative                                    466,155,724.333                      53.959%                       99.768%
Withhold                                         1,083,533.380                        .126%                         .232%
TOTAL                                          467,239,257.713                      54.085%                      100.000%

                                                  S. Leland Dill

Affirmative                                    466,147,073.261                     53.958%                        99.766%
Withhold                                         1,092,184.452                       .127%                          .234%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

Martin J. Gruber

Affirmative                                    466,192,125.857                     53.964%                        99.776%
Withhold                                         1,047,131.856                       .121%                          .224%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

                                                 Richard T. Hale

Affirmative                                    466,183,160.155                     53.963%                        99.774%
Withhold                                         1,056,097.558                       .122%                          .226%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

                                                Joseph R. Hardiman

Affirmative                                    466,195,322.305                     53.964%                        99.777%
Withhold                                         1,043,935.408                       .121%                          .223%
TOTAL                                          467,239,257.713                     54.085%
100.000%




                                         SHAREHOLDER RESPONSE SUMMARY REPORT                                 Page 2
                                              DEUTSCHE ASSET MANAGEMENT
                                            BT INVESTMENT FUNDS ('TRUST')
                                                    July 30, 2002                                  FINAL
                                                                              % of Outstanding                  % of Shares
                                             No. of Shares                         Shares                         Present

                                                Richard J. Herring

Affirmative                                    466,192,962.307                      53.964%                        99.776%
Withhold                                         1,046,295.406                        .121%                          .224%
TOTAL                                          467,239,257.713                      54.085%                       100.000%

                                                 Graham E. Jones

Affirmative                                    466,128,431.186                      53.956%                       99.762%
Withhold                                         1,110,826.527                        .129%                         .238%
TOTAL                                          467,239,257.713                      54.085%                      100.000%
                                            Rebecca W. Rimel .

Affirmative                                    466,191,435.727                     53.964%                        99.776%
Withhold                                         1,047,821.986                       .121%                          .224%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

                                               Philip Saunders, Jr.

Affirmative                                    466,148,221.900                     53.959%                        99.766%
Withhold                                         1,091,035.813                       .126%                          .234%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

                                                William N. Searcy

Affirmative                                    466,148,225.593                     53.959%                        99.766%
Withhold                                         1,091,032.120                       .126%                          .234%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

                                               Robert H. Wadsworth

Affirmative                                    466,193,005.393                     53.964%                        99.776%
Withhold                                         1,046,252.320                       .121%                          .224%
TOTAL                                          467,239,257.713                     54.085%                       100.000%

              SHAREHOLDER RESPONSE SUMMARY REPORT                                                                             Page 1
                   DEUTSCHE ASSET MANAGEMENT
                      GLOBAL EQUITY FUND                                     FINAL
                         July 30, 2002
                                                                              % of Outstanding                  % of Shares
                                             No. of Shares                         Shares                         Present

II. To approve a new investment advisory agreement (each a 'New Advisory Agreement' and collectively, the 'New
Advisory Agreements') between each Fund and Deutsche Asset Management, Inc. ('DeAM, Inc.').

Affirmative                                          2,889.287                       .557%                       100.000%
Against                                                   .000                       .000%                          .000%
Abstain                                                   .000                       .000%                          .000%
TOTAL                                                2,889.287                       .557%                       100.000%

                                        SHAREHOLDER RESPONSE SUMMARY REPORT                                       Page 2
                                             DEUTSCHE ASSET MANAGEMENT
                                                GLOBAL EQUITY FUND                                                 FINAL
                                                   July 30, 2002
                                                                              % of Outstanding                  % of Shares
                                             No. of Shares                        Shares                         Present


**FUND TOTALS:                                    SHARES
RECORD TOTAL                                     518,535.983
VOTED SHARES                                       2,889.287
PERCENT PRESENT                                        .557%
                                                                                                  C45

                                                                                                            Page 3
                                       SHAREHOLDER RESPONSE SUMMARY REPORT
                                            DEUTSCHE ASSET MANAGEMENT
                                          BT INVESTMENT FUNDS ('TRUST')
                                                  July 30, 2002
                                                                                                             FINAL

                                                                              % of Outstanding                  % of Shares
                                             No. of Shares                         Shares                         Present


** FUND TOTALS:                     SHARES

RECORD TOTAL               863,900,283.405

VOTED SHARES               467,239,257.713

PERCENT PRESENT                     54.085%

                                                                                                 C45
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